UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — July 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
AMT-Free
Municipal Fund

Annual report
7|31|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	38
About the Trustees	39
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

The stock market has enjoyed a sharp rebound since late March, with the S&P 500 Index moving into positive territory for the year. Investors have also begun to return to bonds that carry some degree of credit risk, pushing prices of those securities up and prices of safe-haven U.S. Treasuries lower. While these are bullish trends, we caution investors that the recovery is still in its early stages. The markets may well pause in the coming months as they return to full health.

We are pleased to report that, in many instances, Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team today is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the recent arrival of several senior portfolio managers, research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). Please be on the lookout for a proxy mailing from Putnam and be sure to vote promptly. You can vote online, by phone, or by returning your signed proxy card.

In other developments, Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds, and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

Also, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, including certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

Consider these risks before you invest: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

From “class tax” to “mass tax”: By 2010, nearly 30 million taxpayers may be subject to the AMT.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 7/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“Municipal bonds posted their best performance
  since 2004 in the first quarter of 2009.”

Thalia Meehan, Portfolio Manager, Putnam AMT-Free Municipal Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

4

Interview with your
fund’s Portfolio Manager

Thalia Meehan

Thalia, the past 12 months have been difficult for fixed-income markets and challenging for national, state, and municipal economies. How did the municipal bond market perform in this environment?

The 12-month period ended July 31, 2009, was really a tale of two very different environments for municipal bonds. The first part of the period was characterized by extreme weakness stemming from the massive dislocation that took place largely in the fourth quarter of 2008. The economy remained weak into 2009, extending the recession that took hold in 2008, as financial markets, although improved from the fourth quarter, remained volatile. Consumer confidence was weak, housing prices continued to retreat, and unemployment rose to levels not seen in decades. The U.S. government, notably the Fed [Federal Reserve Board] and the Treasury, instituted several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the world in efforts to shore up bank balance sheets and re-establish the flow of credit. That said, strong coupon reinvestment in January and February aided performance in high-grade municipal bonds.

Against this backdrop, in the first quarter of 2009, municipal bonds posted their best quarterly performance since 2004. April marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill. After posting slightly weaker performance in June, the municipal bond market continued to rally into July.

Municipal bond investors also saw the role of monoline insurers [companies that insure issuers of municipal bond debt] continue to evolve. At the end of 2007, seven monoline insurers were rated AAA, and nearly 50% of the municipal bond market was insured. Historically, insurance has provided municipal issuers with higher credit ratings and lower interest rates. However, due to the rating downgrades of the bond insurers and ongoing concerns about their credit quality, insurance now has much less value than it had in the past. In fact, there is no longer any bond insurer rated AAA by all three major ratings agencies. In light of the recent insurer downgrades and subsequent changes in issuance of insured municipal bonds, Putnam’s Trustees changed the policies of Putnam AMT-Free Municipal Fund to eliminate the requirement that at least 80% of the fund be insured.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

5

IN THE NEWS

Is the Great Recession over? Federal Reserve Board Chairman Ben Bernanke observed recently that the economy appeared to be “leveling out,” and a wealth of positive economic news corroborates that view. The stock market is up more than 45% since March, home sales have risen for three straight months, and many big companies are reporting higher profits. Certainly, dark clouds in some data continue to cast a shadow. The nation’s unemployment rate remains high at 9.4% for the month of July and may rise further. And consumer spending is still weak. Nonetheless, upward revisions of GDP growth are streaming in. Moody’s Economy.com, for example, has revised its third-quarter GDP outlook to 1.6% from 1.1%, and its fourth-quarter estimate to 2.1% from 0.2%.

How did Putnam AMT-Free Municipal Fund fare during the reporting period?

For the 12 months ended July 31, 2009, the fund rose 3.84% at net asset value, surpassing the 1.06% average return of its Lipper peer group, General Municipal Debt Funds. The fund lagged its broader benchmark, the Barclays Capital Municipal Bond Index, which returned 5.11%. The national benchmark tracks the performance of a broader range of municipal bonds.

What other factors influenced performance?

Amidst the increased market volatility, particularly in the fourth quarter of 2008, investors sought the safe haven of higher-quality and shorter-maturity securities. The portfolio’s high overall credit quality was beneficial during this period as investments with any perceived credit risk were punished. In addition, underweighting investments at the longer end of the maturity spectrum also helped relative performance when the yield curve steepened. As the market volatility persisted, we began to add lower-rated investment-grade issues to the fund at historically wide spreads. Although we were able to add yield into the fund, it has trailed its peers year to date as lower-quality issues outperformed their higher-quality counterparts.

In addition, factors of supply and demand dominated municipal bond performance during the period. Supply dwindled during the fourth quarter of 2008 as the Lehman Brothers bankruptcy, the exit of UBS from the institutional market, and Bank of America’s purchase of Merrill Lynch weighed on the market. In 2009, investors saw the introduction of BABS, which had been authorized under the American Recovery and Reinvestment Act. BABs were designed to provide more affordable access to capital for municipalities. They are issued as taxable securities with local and state governments receiving a 35% subsidy of the interest directly from the Treasury. The new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, and thus

This chart illustrates the fund’s composition by effective maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

6

helped to strengthen municipal bond prices in the second half of the fund’s fiscal year.

Which holdings contributed positively to performance during the period?

Given that quality and shorter maturities counted most, particularly early in the reporting period, the fund’s investments in municipal bonds that had been previously prerefunded were an asset. Prerefunding occurs when a municipality issues new bonds to raise funds to pay off an older issue at its first call date. The proceeds are then invested in a secure investment —usually Aaa-rated U.S. Treasury securities — that mature at the older bond’s first call date. The secure backing of the U.S. government has the effect of raising the bond’s perceived credit rating and frequently its market value, while the shorter effective maturity lowers its interest-rate risk. The fund’s investments in the prerefunded Intermountain Power Agency revenue bonds benefited accordingly.

What holdings proved most disappointing?

Investments in Detroit School District bonds, which are insured by the Financial Guaranty Insurance Company [FGIC], detracted from performance. The issue suffered as concerns grew about the credit quality of monoline insurers as well as the economic situation in Detroit. In another example, Ambac-insured Ernest N. Morial special tax bonds, which were issued by the New Orleans Exhibit Hall Authority, struggled as concerns about the monoline insurers rose and the credit status of the bonds came into question. After further evaluation of their creditworthiness, we continue to hold both these issues in the portfolio, and believe that they retain strong underlying fundamental value.

What is your outlook for the municipal bond market?

My outlook from this spring remains unchanged. The Fed and the Treasury have taken unprecedented steps to inject liquidity into the credit markets, boost the economy, and help ease the flow of credit. However, it is important to understand that the effects of many of the changes will take time, and markets are likely, in our view, to remain challenging in the near term — particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite the current market environment, we see two key reasons why municipal bond funds remain attractive. The first is future tax rates. We believe that income tax rates are unlikely to fall from here and may even rise with the Obama administration, given that the Bush administration tax cuts are scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Second, the overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher-quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by risk-averse investors, creating unique opportunities for the fund to add highly rated bonds paying unusually high yields.

Thalia, thanks for talking with us today.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the financial statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information below.

7

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia Meehan, your fund’s Portfolio Managers are Paul Drury, Brad Libby, and Susan McCormack.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.21%	6.03%	5.87%	5.87%	5.60%	5.60%	5.98%	5.84%	5.93%

10 years	54.45	48.24	45.67	45.67	42.90	42.90	49.92	44.98	47.57
Annual average	4.44	4.02	3.83	3.83	3.63	3.63	4.13	3.78	3.97

5 years	17.94	13.24	14.27	12.36	13.47	13.47	16.25	12.51	15.83
Annual average	3.36	2.52	2.70	2.36	2.56	2.56	3.06	2.39	2.98

3 years	9.92	5.49	7.76	4.84	7.38	7.38	9.01	5.44	9.18
Annual average	3.20	1.80	2.52	1.59	2.40	2.40	2.92	1.78	2.97

1 year	3.84	–0.31	3.21	–1.77	3.05	2.05	3.57	0.21	4.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,567 and $14,290, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,498 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $14,757.

9

Comparative index returns For periods ended 7/31/09

		Lipper General Municipal Debt Funds
	Barclays Capital Municipal Bond Index	category average*

Annual average (life of fund)	7.10%	6.38%

10 years	65.05	43.88
Annual average	5.14	3.67

5 years	22.90	13.26
Annual average	4.21	2.48

3 years	12.70	4.68
Annual average	4.06	1.47

1 year	5.11	1.06

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/09, there were 240, 218, 202, 160, and 36 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.587645		$0.499817	$0.479179	$0.550003		$0.618393

Capital gains [2]	—		—	—	—		—

Total	$0.587645		$0.499817	$0.479179	$0.550003		$0.618393

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/08	$14.33	$14.93	$14.35	$14.36	$14.37	$14.85	$14.34

7/31/09	14.27	14.86	14.29	14.30	14.31	14.79	14.27

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.24%	4.07%	3.61%	3.47%	3.97%	3.84%	4.47%

Taxable equivalent [4]	6.52	6.26	5.55	5.34	6.11	5.91	6.88

Current 30-day SEC yield [5,6]	N/A	3.74	3.27	3.11	N/A	3.50	4.11

Taxable equivalent [4]	N/A	5.75	5.03	4.78	N/A	5.38	6.32

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.17%	5.99%	5.83%	5.83%	5.56%	5.56%	5.94%	5.79%	5.89%

10 years	52.58	46.48	43.97	43.97	40.90	40.90	48.13	43.23	45.74
Annual average	4.32	3.89	3.71	3.71	3.49	3.49	4.01	3.66	3.84

5 years	17.89	13.19	14.19	12.27	13.38	13.38	16.28	12.35	15.64
Annual average	3.35	2.51	2.69	2.34	2.54	2.54	3.06	2.36	2.95

3 years	9.63	5.11	7.43	4.52	7.04	7.04	8.68	5.13	8.79
Annual average	3.11	1.68	2.42	1.48	2.29	2.29	2.81	1.68	2.85

1 year	2.32	–1.77	1.70	–3.21	1.52	0.54	2.03	–1.27	2.53

10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Your fund's total annual operating expenses for the fiscal year	0.85%	1.49%	1.64%	1.14%	0.64%
ended 7/31/08

Your fund's annualized expense ratio for the six-month period	0.85%	1.48%	1.63%	1.13%	0.63%
ended 7/31/09*

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Municipal Fund from February 1, 2009, to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.29	$7.46	$8.21	$5.70	$3.18

Ending value (after expenses)	$1,035.10	$1,031.90	$1,031.40	$1,034.00	$1,036.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2009, use the following calculation method. To find the value of your investment on February 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.26	$7.40	$8.15	$5.66	$3.16

Ending value (after expenses)	$1,020.58	$1,017.46	$1,016.71	$1,019.19	$1,021.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual

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arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 76th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

 In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	17th

Three-year period	19th

Five-year period	28th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 240, 214 and 205 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company (“PFTC”) entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of

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the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam AMT-Free Municipal Fund	0.452%	0.500%	(0.048)%

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As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the

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exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense

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limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2009, Putnam employees had $371,000,000 and the Trustees had $33,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2009

23

The fund’s portfolio 7/31/09

Key to holding’s abbreviations

AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificates of Participation	GNMA Coll. Government National Mortgage Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	Q-SBLF Qualified School Board Loan Fund
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value

Alabama (0.8%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$285,000	$290,144
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	2,560,000	2,577,280

			2,867,424
Alaska (1.5%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, 4.4s, 12/1/31	Aaa	1,685,000	1,669,582

Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AA	3,420,000	3,578,038

			5,247,620
Arizona (2.0%)
Glendale, Wtr. & Swr. Rev. Bonds, AMBAC, 5s, 7/1/28	AA	2,000,000	2,006,940

Navajo Cnty., Poll. Control Mandatory Put Bonds, Ser. E, 5 3/4s, 6/1/16	Baa2	3,250,000	3,282,533

U. Medical Ctr. Corp. AZ Hosp. Rev. Bonds, 6 1/2s, 7/1/39	Baa1	1,750,000	1,745,275

			7,034,748
Arkansas (0.9%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	AAA	645,000	653,475

Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.2s, 7/1/24	AAA	2,500,000	2,490,050

			3,143,525
California (14.1%)
Assn. of Bay Area Governments Fin. Auth. For Nonprofit Corps.
Rev. Bonds (St. Rose Hosp.), Ser. A, 6s, 5/15/29	A	3,000,000	3,017,310

Beaumont, Fin. Auth. Local Agcy. Special Tax Bonds, Ser. C, AMBAC, 4 3/4s, 9/1/28	A	2,370,000	1,933,612

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	750,000	713,265
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	945,430

CA State G.O. Bonds
6 1/2s, 4/1/33	A2	5,000,000	5,393,550
5 3/4s, 4/1/31	A2	2,000,000	2,058,040

CA State Dept. of Wtr. Resources Rev. Bonds (Central Valley), Ser. AE, 5s, 12/1/29	AAA	2,500,000	2,575,350

CA State Pub. Wks. Board Rev. Bonds (Riverside Campus), Ser. B, 6s, 4/1/25	A3	3,000,000	3,056,940

CA Statewide Cmntys., Dev. Auth. Rev. Bonds (St. Joseph), NATL, 5 1/8s, 7/1/24	AA	2,000,000	1,975,300

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded)	AAA	2,475,000	2,766,209
Ser. A, AMBAC, zero %, 6/1/24	A2	5,000,000	1,854,450

Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of 2002),
Ser. B, FGIC, NATL, zero %, 8/1/17	AA	2,100,000	1,498,413

Merced, City School Dist. G.O. Bonds (Election of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	475,322
zero %, 8/1/24	AA–	1,125,000	487,969
zero %, 8/1/23	AA–	1,065,000	500,177
zero %, 8/1/22	AA–	1,010,000	506,323

Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	Baa1	2,500,000	2,619,675

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	5,500,000	2,539,405

Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes), NATL, 5s, 7/1/18	AA–	2,530,000	2,430,546

San Diego, Unified School Dist. G.O. Bonds (Election of 1998),
Ser. E, FSA, 5 1/4s, 7/1/19 (Prerefunded)	AAA	2,000,000	2,265,540

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin. & Hldg. Fac.), Ser. A, NATL, 6 1/4s, 7/1/17	AA–	3,680,000	4,106,843

Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A1	1,000,000	1,006,590

Ventura Cnty., COP (Pub. Fin. Auth. III), 5s, 8/15/20	AA	1,000,000	1,010,200

24

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Walnut Valley, Unified School Dist. G.O. Bonds (Election of 2007), Ser. A, FSA
5s, 8/1/28	AAA	$1,055,000	$1,082,652
5s, 8/1/27	AAA	1,745,000	1,802,393

Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/24	A1	2,000,000	2,034,680

			50,656,184
Colorado (1.0%)
CO Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,245,000	2,248,008

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	AA	1,000,000	900,220
Ser. A, NATL, zero %, 9/1/34	AA–	3,525,000	485,463

			3,633,691
Florida (8.9%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39	A–	1,250,000	1,267,338

Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	13,675,000	16,623,330

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	2,000,000	2,043,300

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, FSA, XLCA, 5s, 10/1/23	AAA	1,000,000	1,042,080

Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, FGIC, NATL, 8 1/4s, 7/1/14	AA–	5,000,000	6,153,000

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), FSA, 7.15s, 11/1/15	AAA	3,935,000	4,860,158

			31,989,206
Georgia (2.3%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	A	1,500,000	1,469,895

Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (Oglethorpe Pwr. Corp.),
Class E, NATL, 4 3/4s, 4/1/11	AA	3,000,000	3,080,160

Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. & Fam. Hsg. Project), NATL, 5 1/4s, 11/1/20	Aa3	3,360,000	3,566,472

			8,116,527
Guam (0.3%)
Territory of Guam Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	970,970

			970,970
Illinois (7.2%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	Aa3	155,000	155,093

Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL, 5 1/4s, 12/1/19	AA–	1,500,000	1,580,130

Chicago, Waste Wtr. Transmission VRDN, Ser. C-2, 0.38s, 1/1/39	VMIG1	2,400,000	2,400,000

Cicero, G.O. Bonds, Ser. A, XLCA, 5 1/4s, 1/1/21	BBB+/P	2,250,000	1,801,170

Du Page Cnty., Cmnty. High School Dist. G.O. Bonds (Dist. No. 108 - Lake Park), FSA, 5.6s, 1/1/20	Aa3	1,000,000	1,068,160

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	AA	2,500,000	2,456,950
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	816,720

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA
5s, 1/1/23	AAA	3,750,000	3,928,088
5s, 1/1/22	AAA	2,500,000	2,635,575

Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormick),
Ser. A, NATL, zero %, 12/15/22	AA–	5,500,000	2,719,970

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17	Aa2	5,000,000	6,415,350

			25,977,206
Indiana (3.6%)
Center Grove, Ind. Bldg. Corp. Rev. Bonds (First Mtg.), FGIC, NATL, 5s, 7/15/25	AA+	1,345,000	1,390,232

IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,034,430
Ser. A, AMBAC, 5s, 1/1/20	A1	5,695,000	5,928,837

IN State Hsg. Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	200,000	206,428
4.15s, 7/1/16	Aaa	285,000	294,679
4.1s, 7/1/15	Aaa	90,000	93,102
3.95s, 7/1/14	Aaa	280,000	289,394
3.9s, 1/1/14	Aaa	200,000	206,546

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,056,660
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,538,670

			13,038,978

25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Kentucky (0.2%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	$800,000	$814,600

			814,600
Louisiana (2.7%)
Ernest N. Morial-New Orleans Exhibit Hall Auth. Special Tax, AMBAC, 5s, 7/15/20	A	5,730,000	4,491,632

LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	Aa2	3,000,000	3,129,240

Lafayette, Pub. Pwr. Auth. Elec. Rev. Bonds, NATL, 5s, 11/1/32	AA–	2,000,000	1,935,760

			9,556,632
Maryland (0.6%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A	2,000,000	2,005,540

			2,005,540
Massachusetts (1.4%)
MA State Dev. Fin. Agcy. Rev. Bonds (Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	692,881

MA State Dev. Fin. Agcy. Solid Waste Disp. Mandatory Put Bonds (Dominion Energy Brayton),
Ser. 1, 5 3/4s, 5/1/19	A–	1,000,000	1,046,970

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	489,745
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	1,961,307
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/28	AA–	1,000,000	920,270

			5,111,173
Michigan (7.6%)
Detroit, City School Dist. G.O. Bonds (School Bldg. & Site Impt.), Ser. B, FGIC, Q-SBLF, 5s, 5/1/25	AA	5,000,000	4,462,050

Detroit, Swr. Disp. Rev. Bonds, Ser. B, FSA, 7 1/2s, 7/1/33	AAA	1,000,000	1,161,910

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, FSA, 6 1/4s, 7/1/36	AAA	1,575,000	1,640,977

Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth. Care),
Ser. A, NATL, 5 1/2s, 1/15/17 (Prerefunded)	AA	500,000	550,790

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,012,770
(Mercy Hlth.), Ser. X, NATL, 6s, 8/15/34 (Prerefunded)	AA–	1,650,000	1,668,942

MI State Strategic Fund Rev. Bonds (Dow Chemical), Ser. B-2, 6 1/4s, 6/1/14	Baa3	1,000,000	1,032,150

MI State Strategic Fund, Ltd. Mandatory Put Bonds (Detroit Edison Co.), AMBAC, 4.85s, 9/1/11	Baa1	3,500,000	3,506,720

MI State Strategic Fund, Ltd. Rev. Bonds (Detroit Edison Co.), AMBAC, 7s, 5/1/21	A	4,000,000	4,595,840

Midland Cnty., Bldg. Auth. G.O. Bonds, FSA
5s, 10/1/25	AAA	1,000,000	1,028,800
5s, 10/1/24	AAA	1,150,000	1,191,814

Northern Michigan U. Rev. Bonds, Ser. A, FSA, 5s, 12/1/27	AAA	1,775,000	1,853,384

Western MI U. Rev. Bonds, FSA, 5s, 11/15/28	AAA	3,500,000	3,648,715

			27,354,862
Minnesota (0.3%)
MN State Higher Ed. Fac. Auth. VRDN (St. Olaf College), Ser. 5-M1, 0.39s, 10/1/32	VMIG1	1,100,000	1,100,000

			1,100,000
Mississippi (1.0%)
MS Dev. Bank Rev. Bonds (West Rankin Util. Auth.), FSA, 5s, 1/1/27	AAA	1,315,000	1,340,248

MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. D-1, GNMA Coll., FNMA Coll., 6.1s, 6/1/38	Aaa	2,295,000	2,342,002

			3,682,250
Missouri (2.2%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A, 5 3/4s, 6/1/39	A+	1,150,000	1,160,201

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,750,000	2,890,003

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington U. (The))
Ser. B, 0.38s, 9/1/30	VMIG1	2,700,000	2,700,000
Ser. D, 0.30s, 9/1/30	VMIG1	1,100,000	1,100,000

			7,850,204
New Hampshire (0.4%)
NH Muni. Bond Bank Rev. Bonds, Ser. C, NATL, 5s, 3/15/25	Aa2	1,195,000	1,266,808

			1,266,808
New Jersey (1.1%)
NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,014,440

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/30	A+	3,000,000	3,028,440

			4,042,880

26

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York (7.7%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, FSA
5 3/4s, 5/1/28	AAA	$2,275,000	$2,399,352
5 3/4s, 5/1/27	AAA	6,590,000	6,993,374

Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau Hlth. Care Corp.), FSA, 6s, 8/1/13 (Prerefunded)	AAA	4,610,000	4,702,200

NY City, G.O. Bonds, Ser. H-1, 5s, 3/1/18	AA	1,500,000	1,642,080

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Baa1	2,270,000	2,287,751
5 3/8s, 7/1/20	Baa1	2,215,000	2,243,241

NY State Dorm. Auth. Personal Income Tax Rev. Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,140,040

Sales Tax Asset Receivable Corp. Rev. Bonds, Ser. A, AMBAC, 5s, 10/15/29	AAA	3,000,000	3,115,050

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN (Syracuse U.)
Ser. A-2, 0.33s, 12/1/37	VMIG1	500,000	500,000
Ser. A-1, 0.33s, 7/1/37	VMIG1	500,000	500,000

Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds (Syracuse City School Dist.),
Ser. A, FSA, 5s, 5/1/25	AAA	1,000,000	1,056,450

			27,579,538
North Carolina (1.0%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith College), 6s, 6/1/31	BBB	500,000	492,775

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, 5 1/2s, 1/1/26	Baa1	1,500,000	1,571,715

U. of NC Syst. Pool Rev. Bonds, Ser. C, 5 3/8s, 10/1/29	A3	1,500,000	1,513,320

			3,577,810
Ohio (5.6%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth. Care), Ser. B, 0.33s, 10/1/31	VMIG1	600,000	600,000

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 7/8s, 6/1/30	BBB	5,490,000	3,829,165
5 3/4s, 6/1/34	BBB	500,000	320,605
5 3/8s, 6/1/24	BBB	4,240,000	3,524,585
5 1/8s, 6/1/24	BBB	1,755,000	1,440,206

Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, FSA, 5s, 4/1/24	AAA	2,000,000	2,076,020

Morley Library Dist. G.O. Bonds (Lake Cnty. Dist. Library), AMBAC, 5 1/4s, 12/1/19	A2	1,535,000	1,604,259

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15	AAA/P	35,000	20,289

OH State Air Quality Dev. Auth. Rev. Bonds (First Energy), Ser. A, 5.7s, 2/1/14	Baa1	2,800,000	2,912,112

U. of Akron Rev. Bonds, Ser. B, FSA, 5 1/4s, 1/1/26	AAA	3,375,000	3,636,056

			19,963,297
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A2	750,000	767,580

			767,580
Pennsylvania (3.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	2,976,720

Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,002,040

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds (Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A2	2,500,000	2,466,624

Erie Cnty., Convention Ctr. Auth. Rev. Bonds (Convention Ctr. Hotel), FGIC, NATL, 5s, 1/15/22	AA–	1,415,000	1,456,360

Erie Cnty., Indl. Dev. Poll. Control Rev. Bonds (Intl. Paper), Ser. A, 5.3s, 4/1/12	BBB	500,000	508,375

Montgomery Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,099,912

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Co.), 6.2s, 4/1/39	A	1,900,000	1,932,927

			13,442,958
Puerto Rico (3.4%)
Cmnwlth. of PR, G.O. Bonds, Ser. C-7, NATL, 6s, 7/1/27	AA	1,500,000	1,496,640

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	Baa3	2,890,000	2,782,521

Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	BBB+	865,000	855,208

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A, 6s, 8/1/42	A+	7,000,000	7,046,970

			12,181,339
South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,273,675

			1,273,675
Texas (10.0%)
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A	2,500,000	2,278,650

Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	2,852,424

Friendswood, Indpt. School Dist. G.O. Bonds (Schoolhouse), PSFG, 5s, 2/15/26	Aaa	1,500,000	1,599,645

27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (Texas Med. Ctr.), Ser. B-1, 0.33s, 9/1/31	VMIG1	$8,565,000	$8,565,000

Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aa3	1,190,000	1,243,705

Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21	AAA	5,280,000	5,366,750

La Joya, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/30	Aaa	2,500,000	2,593,075

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C, AMBAC, 5s, 8/1/29	A	1,000,000	1,009,410

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/27	Aaa	2,000,000	2,080,180

Matagorda Cnty., Poll. Control Rev. Bonds (Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	617,178

Mission Cons., Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/23	Aaa	1,000,000	1,063,440

Nacogdoches, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/2s, 2/15/15	Aaa	140,000	147,771

North TX Thruway Auth. Rev. Bonds
Ser. A, NATL, 5 1/8s, 1/1/28	AA–	1,500,000	1,499,040
Ser. D, AGO, zero %, 1/1/28	AAA	2,700,000	917,676

Pharr, San Juan – Alamo, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,067,040

TX Trans. Comm. Mandatory Put Bonds (Central Texas Tpk. Syst.), 5s, 2/15/11	Baa1	2,000,000	2,029,040

			35,930,024
Utah (2.1%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, NATL, U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	AA–	7,545,000	7,546,207

			7,546,207
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A–	1,575,000	1,587,695

			1,587,695
Washington (2.4%)
WA State Hlth. Care Fac. Auth. Rev. Bonds (WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	990,020

WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aaa	6,000,000	7,653,540

			8,643,560
West Virginia (1.4%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	AA–	5,000,000	5,033,700

			5,033,700
Wisconsin (1.0%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	2,000,000	2,178,300

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,285,950

			3,464,250

TOTAL INVESTMENTS
Total investments (cost $347,597,262)			$356,452,661

* Percentages indicated are based on net assets of $358,294,462.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at July 31, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at July 31, 2009 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at July 31, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at July 31, 2009 (as a percentage of net assets):

Local government	21.1%
Utilities	17.9
Health care	11.6
State government	10.1

The fund had the following insurance concentrations greater than 10% at July 31, 2009 (as a percentage of net assets):

FSA	17.1%
NATL	15.3
AMBAC	15.5

28

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of July 31, 2009:

Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	—	$356,452,661	—
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 7/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $347,597,262)	$356,452,661

Cash	356,444

Interest and other receivables	3,578,765

Receivable for shares of the fund sold	2,003,229

Receivable for investments sold	1,608,823

Total assets	363,999,922

LIABILITIES

Distributions payable to shareholders	416,053

Payable for investments purchased	4,440,037

Payable for shares of the fund repurchased	370,977

Payable for compensation of Manager (Note 2)	171,829

Payable for investor servicing fees (Note 2)	16,599

Payable for custodian fees (Note 2)	3,513

Payable for Trustee compensation and expenses (Note 2)	88,477

Payable for administrative services (Note 2)	1,713

Payable for distribution fees (Note 2)	86,699

Other accrued expenses	109,563

Total liabilities	5,705,460

Net assets	$358,294,462

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$353,596,447

Distributions in excess of net investment income (Note 1)	(416,053)

Accumulated net realized loss on investments (Note 1)	(3,741,331)

Net unrealized appreciation of investments	8,855,399

Total — Representing net assets applicable to
capital shares outstanding	$358,294,462

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($317,963,902 divided by 22,280,945 shares)	$14.27

Offering price per class A share (100/96.00 of $14.27)*	$14.86

Net asset value and offering price per class B share
($15,259,020 divided by 1,067,891 shares)**	$14.29

Net asset value and offering price per class C share
($18,802,267 divided by 1,314,839 shares)**	$14.30

Net asset value and redemption price per class M share
($1,235,878 divided by 86,379 shares)	$14.31

Offering price per class M share (100/96.75 of $14.31)***	$14.79

Net asset value, offering price and redemption price
per class Y share ($5,033,395 divided by 352,631 shares)	$14.27

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 7/31/09

INTEREST INCOME	$15,858,349

EXPENSES

Compensation of Manager (Note 2)	$1,615,553

Investor servicing fees (Note 2)	191,575

Custodian fees (Note 2)	8,246

Trustee compensation and expenses (Note 2)	36,897

Administrative services (Note 2)	25,803

Distribution fees — Class A (Note 2)	629,760

Distribution fees — Class B (Note 2)	162,981

Distribution fees — Class C (Note 2)	143,799

Distribution fees — Class M (Note 2)	5,460

Other	176,104

Fees waived and reimbursed by Manager (Note 2)	(25,777)

Total expenses	2,970,401

Expense reduction (Note 2)	(29,887)

Net expenses	2,940,514

Net investment income	12,917,835

Net realized loss on investments (Notes 1 and 3)	(2,689,257)

Net realized loss on swap contracts (Note 1)	(8,541)

Net realized loss on futures contracts (Note 1)	(247,466)

Net unrealized appreciation of investments and
futures contracts during the year	2,534,246

Net loss on investments	(411,018)

Net increase in net assets resulting from operations	$12,506,817

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$12,917,835	$11,349,039

Net realized gain (loss) on investments	(2,945,264)	535,918

Net unrealized appreciation (depreciation)
of investments	2,534,246	(5,272,311)

Net increase in net assets resulting
from operations	12,506,817	6,612,646

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(31,845)	(25,639)

Class B	(2,317)	(2,967)

Class C	(1,597)	(808)

Class M	(99)	(105)

Class Y	(124)	—

From tax-exempt net investment income

Class A	(12,015,821)	(10,293,628)

Class B	(684,531)	(923,487)

Class C	(487,711)	(286,306)

Class M	(42,574)	(44,008)

Class Y	(43,903)	(243)

From net realized long-term gain on investments

Class A	—	(355,061)

Class B	—	(38,571)

Class C	—	(11,323)

Class M	—	(1,585)

Class Y	—	—

Redemption fees (Note 1)	71	—

Increase from capital share transactions
(Note 4)	55,375,515	8,449,930

Total increase in net assets	54,571,881	3,078,845

NET ASSETS

Beginning of year	303,722,581	300,643,736

End of year (including distributions in
excess of net investment income and
undistributed net investment income
of $416,053 and $26,861, respectively)	$358,294,462	$303,722,581

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [a,c]	net assets (%) [a]	turnover (%)

Class A
July 31, 2009	$14.33	.58	(.05)	.53	(.59)	—	(.59)	— d	$14.27	3.84	$317,964.85		4.07	21.73
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	14.33	2.30	267,448.85		3.85	39.26
July 31, 2007	14.70	.56	(.06)	.50	(.57)	(.04)	(.61)	—	14.59	3.41	257,709.85		3.78	18.88
July 31, 2006	15.07	.57	(.30)	.27	(.56)	(.08)	(.64)	— d	14.70	1.85	270,331.85		3.81	6.97
July 31, 2005	14.92	.54	.26	.80	(.54)	(.11)	(.65)	— d	15.07	5.39	277,931.84		3.57	12.61

Class B
July 31, 2009	$14.35	.49	(.05)	.44	(.50)	—	(.50)	— d	$14.29	3.21	$15,259	1.48	3.43	21.73
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	14.35	1.62	23,548	1.49	3.21	39.26
July 31, 2007	14.72	.47	(.07)	.40	(.47)	(.04)	(.51)	—	14.61	2.73	33,472	1.49	3.13	18.88
July 31, 2006	15.09	.47	(.29)	.18	(.47)	(.08)	(.55)	— d	14.72	1.26	59,527	1.50	3.15	6.97
July 31, 2005	14.94	.44	.26	.70	(.44)	(.11)	(.55)	— d	15.09	4.71	88,337	1.49	2.92	12.61

Class C
July 31, 2009	$14.36	.47	(.05)	.42	(.48)	—	(.48)	— d	$14.30	3.05	$18,802	1.63	3.29	21.73
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	14.36	1.57	11,689	1.64	3.06	39.26
July 31, 2007	14.73	.44	(.07)	.37	(.45)	(.04)	(.49)	—	14.61	2.60	8,405	1.64	2.99	18.88
July 31, 2006	15.09	.45	(.29)	.16	(.44)	(.08)	(.52)	— d	14.73	1.12	8,723	1.65	3.01	6.97
July 31, 2005	14.94	.42	.26	.68	(.42)	(.11)	(.53)	— d	15.09	4.54	8,835	1.64	2.77	12.61

Class M
July 31, 2009	$14.37	.54	(.05)	.49	(.55)	—	(.55)	— d	$14.31	3.57	$1,236	1.13	3.79	21.73
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	14.37	2.03	1,028	1.14	3.56	39.26
July 31, 2007	14.74	.52	(.06)	.46	(.53)	(.04)	(.57)	—	14.63	3.19	1,059	1.14	3.49	18.88
July 31, 2006	15.11	.53	(.30)	.23	(.52)	(.08)	(.60)	— d	14.74	1.55	1,124	1.15	3.51	6.97
July 31, 2005	14.96	.50	.25	.75	(.49)	(.11)	(.60)	— d	15.11	5.05	1,135	1.14	3.27	12.61

Class Y
July 31, 2009	$14.34	.61	(.06)	.55	(.62)	—	(.62)	— d	$14.27	4.01	$5,033.63		4.33	21.73
July 31, 2008 †	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	14.34	(.09) *	10	.37 *	.28 *	39.26

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2009	0.01%

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 7/31/09

Note 1: Significant accounting policies

Putnam AMT-Free Municipal Fund (the “fund”), formerly Putnam AMT-Free Insured Municipal Fund, is a series of Putnam Tax-Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are investment-grade in quality, and have intermediate-to-long-term maturities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, September 10, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Certain securities may be valued based on a price provided by a single source. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the

34

price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $106,659 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 $2,944,275 of losses recognized during the period November 1, 2008 to July 31, 2009.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/ or permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2009, the fund reclassified $50,227 to decrease undistributed net investment income and $25,380 to decrease paid-in-capital, with a decrease to accumulated net losses of $75,607.

Unrealized appreciation	$14,849,537
Unrealized depreciation	(5,994,138)

Net unrealized appreciation	8,855,399
Capital loss carryforward	(106,659)
Post-October loss	(2,944,275)

Cost for federal income tax purposes	$347,597,262

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2009, Putnam Management waived $25,777 of its management fee from the fund.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam

35

Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended July 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2009, the fund’s expenses were reduced by $29,887 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $292, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $58,498 and $236 from the sale of class A and class M shares, respectively, and received $6,341 and $6,040 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $20,376 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $111,142,040 and $66,478,304, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	7,811,447	$108,993,222	2,951,336	$43,128,048

Shares issued in	569,010	7,950,517	499,722	7,262,690
connection with
reinvestment of
distributions

	8,380,457	116,943,739	3,451,058	50,390,738

Shares	(4,757,463)	(65,865,747)	(2,458,601)	(35,909,296)
repurchased

Net increase	3,622,994	$51,077,992	992,457	$14,481,442

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	126,630	$1,753,546	85,050	$1,245,892

Shares issued in	30,366	424,183	40,643	591,791
connection with
reinvestment of
distributions

	156,996	2,177,729	125,693	1,837,683

Shares	(729,609)	(10,164,522)	(776,428)	(11,360,439)
repurchased

Net decrease	(572,613)	$(7,986,793)	(650,735)	$(9,522,756)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	754,309	$10,639,248	351,292	$5,137,249

Shares issued in	24,657	345,345	13,147	185,785
connection with
reinvestment of
distributions

	778,966	10,984,593	364,439	5,323,034

Shares	(277,966)	(3,884,778)	(125,680)	(1,832,484)
repurchased

Net increase	501,000	$7,099,815	238,759	$3,490,550

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	38,807	$541,224	45,796	$671,835

Shares issued in	1,693	23,708	2,118	30,876
connection with
reinvestment of
distributions

	40,500	564,932	47,914	702,711

Shares	(25,616)	(344,387)	(48,812)	(712,260)
repurchased

Net increase	14,884	$220,545	(898)	$(9,549)
(decrease)

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	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	392,541	$5,540,339	680	$10,000

Shares issued in	1,600	22,519	17	243
connection with
reinvestment of
distributions

	394,141	5,562,858	697	10,243

Shares	(42,207)	(598,902)	—	—
repurchased

Net increase	351,934	$4,963,956	697	$10,243

At July 31, 2009, Putnam Investments, LLC owned 728 class Y shares of the fund (0.2% of class Y shares outstanding), valued at $10,389.

Note 5: Summary of derivative activity

As of July 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended July 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging
instruments under
Statement 133	Futures	Swaps	Total

Interest rate contracts	$(247,466)	$(8,541)	$(256,007)

Total	$(247,466)	$(8,541)	$(256,007)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging
instruments under
Statement 133	Futures	Total

Interest rate contracts	(165,904)	(165,904)

Total	$(165,904)	$(165,904)

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (unaudited)

The fund has designated 99.6% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

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About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

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Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

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Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

41

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

42

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

43

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN043 257722 9/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2009	$70,120	$--	$6,328	$615*
July 31, 2008	$72,501	$--	$7,408	$87*

* Includes fees of $615 and $87 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2009 and July 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2009 and July 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $527,827 and $ 85,734 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2009	$ -	$ 485,847	$ -	$ -
July 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — July 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 09

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Tax-Free
High Yield Fund

Annual report
7 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	45
About the Trustees	46
Officers	50

Message from the Trustees

Dear Fellow Shareholder:

The stock market has enjoyed a sharp rebound since late March, with the S&P 500 Index moving into positive territory for the year. Investors have also begun to return to bonds that carry some degree of credit risk, pushing prices of those securities up and prices of safe-haven U.S. Treasuries lower. While these are bullish trends, we caution investors that the recovery is still in its early stages. The markets may well pause in the coming months as they return to full health.

We are pleased to report that, in many instances, Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team today is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the recent arrival of several senior portfolio managers, research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). Please be on the lookout for a proxy mailing from Putnam and be sure to vote promptly. You can vote online, by phone, or by returning your signed proxy card.

In other developments, Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds, and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

Also, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

About the fund
Potential for high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. This analysis helps the managers in their efforts to identify bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s research and active management is to stay a step ahead of the industry and to pinpoint opportunities to adjust holdings for the benefit to the fund and its shareholders.

Consider these risks before you invest: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance and
portfolio snapshots
Average annual total return (%) comparison as of 7/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“Several factors bode well for the municipal
bond market, including the potential for higher
tax rates, and the overall credit quality of the
municipal bond market, which remains strong.”

Paul Drury, Portfolio Manager, Putnam Tax-Free High Yield Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager
Paul Drury

The past 12 months have been difficult for fixed-income markets and challenging for national, state, and municipal economies. How did the municipal bond market perform in this environment?

The 12-month period ended July 31, 2009, was really a tale of two very different environments for municipal bonds. The first part of the period was characterized by extreme weakness stemming from the massive dislocation that took place largely in the fourth quarter of 2008. The economy remained weak into 2009, extending the recession that took hold in 2008, as financial markets, although improved from the fourth quarter, remained volatile. Consumer confidence was weak, housing prices continued to retreat, and unemployment rose to levels not seen in decades. The U.S. government, notably the Fed [Federal Reserve Board] and the Treasury, instituted several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the world in efforts to shore up bank balance sheets and re-establish the flow of credit. That said, strong coupon reinvestment in January and February aided performance in high-grade municipal bonds.

Against this backdrop, in the first quarter of 2009, municipal bonds posted their best quarterly performance since 2004. April marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill. After posting slightly weaker performance in June, the municipal bond market continued to rally into July.

How did Putnam Tax-Free High Yield Fund fare during the reporting period?

For the 12 months ended July 31, 2009, the fund returned –7.15% at net asset value, outperforming the –9.24% average return for its Lipper peer group, High Yield Municipal Debt Funds. The fund lagged the 5.11% return of its benchmark, the Barclays Capital Municipal Bond Index. Unlike the fund, this national index invests solely in investment-grade municipal bonds, which outperformed for the full fiscal year.

What other factors influenced performance?

Overall issuance of municipal securities was down during the period. In the primary market, this was exacerbated by the Lehman Brothers bankruptcy, the exit of UBS from the institutional market, and Bank of America’s purchase of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

Merrill Lynch. Other municipal bond issuers delayed new issuance simply due to the uncertainty of market conditions. Secondary market activity was also dampened, however, because dealers delayed pricing of new issues that typically help provide direction in the marketplace.

While overall issuance was down, investors saw the introduction of a new type of debt — BABs, which had been authorized under the American Recovery and Reinvestment Act in February 2009. BABs were designed to provide more affordable access to capital for municipalities. They are issued as taxable securities with local and state governments receiving a 35% subsidy of the interest direct from the Treasury. The new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, and thus helped to strengthen municipal bond prices in the second half of the fiscal year.

IN THE NEWS

Is the Great Recession over? Federal Reserve Board Chairman Ben Bernanke observed recently that the economy appeared to be “leveling out,” and a wealth of positive economic news corroborates that view. The stock market is up more than 45% since March, home sales have risen for three straight months, and many big companies are reporting higher profits. Certainly, dark clouds in some data continue to cast a shadow. The nation’s unemployment rate remained high at 9.4% for the month of July and may rise further. And consumer spending is still weak. Nonetheless, upward revisions of GDP growth are streaming in. Moody’s Economy.com, for example, has revised its third-quarter GDP outlook to 1.6% from 1.1%, and its fourth-quarter estimate to 2.1% from 0.2%.

How did you position the portfolio in response to market developments?

Early in the period, the portfolio was defensively positioned and the overall average quality of the portfolio was higher than that of its peer group. As lower-credit-quality bonds underperformed and credit spreads widened, we added to positions in lower-rated securities. Credit spreads reached historic levels in December 2008, and while they have tightened year to date, they still remain relatively wide —suggesting prices are attractive. We have been finding opportunities in the BBB, BB, and B areas of the credit spectrum. This move is adding to the income-generating possibilities of the fund going forward as the yields in these securities are higher.

Which holdings contributed positively to performance during the period?

The fund’s investments in municipal bonds that had been previously prerefunded aided relative performance as

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

investors shunned any issue with perceived credit risk. Prerefunding occurs when a municipality issues new bonds to raise funds to pay off an older issue at its first call date. The proceeds are then invested in a secure investment — usually Aaa-rated U.S. Treasury securities — that mature at the older bond’s first call date. The secure backing of the U.S. government has the effect of raising the bond’s perceived credit rating and frequently its market value, while the shorter effective maturity lowers its interest-rate risk. The fund’s investments in the prerefunded Badger Tobacco bonds benefited accordingly.

What holdings proved most disappointing?

With investors so risk-averse during the period, investments with longer maturities or lower-credit quality detracted from performance. Also, any relatively liquid bonds with credit exposure underperformed in the first part of the year as investors looked for bonds to sell quickly. The fund’s investments in Buckeye Tobacco Settlement Finance Authority and D.C. Tobacco Settlement Finance Authority bonds are two examples. Tobacco bonds are secured by the income stream from tobacco companies’ lawsuit settlement obligations to individual states. But because the market for tobacco bonds is large and relatively liquid, investors who wanted to trim credit exposure sold these liquid bonds first, which put pressure on the sector as a whole.

What is your outlook for the municipal bond market?

My outlook remains unchanged from this spring. The Fed and the Treasury have taken unprecedented steps to inject liquidity into the credit markets, boost the economy, and help ease the flow of credit. However, it is important to understand that the effects of many of the changes will take time, and markets are likely, in our view, to remain challenging in the near term — particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite the current market environment, we see two key reasons why municipal bond funds remain attractive. The first is future tax rates. We believe that income tax rates are unlikely to fall from here and may even rise with the Obama administration, given that the Bush administration tax cuts are scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Second, the overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher-quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by risk-averse investors, creating unique opportunities for the fund to add bonds paying unusually high yields.

Paul, thanks for talking with us today.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information above.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Drury is a Tax Exempt Specialist. He has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul Drury, your fund’s Portfolio Managers are Brad Libby, Susan McCormack, and Thalia Meehan.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.68%	5.50%	5.25%	5.25%	4.83%	4.83%	5.44%	5.30%	5.32%

10 years	27.62	22.51	20.10	20.10	18.00	18.00	23.89	19.78	21.98
Annual average	2.47	2.05	1.85	1.85	1.67	1.67	2.17	1.82	2.01

5 years	7.73	3.39	4.23	2.57	3.61	3.61	6.18	2.81	5.89
Annual average	1.50	0.67	0.83	0.51	0.71	0.71	1.21	0.56	1.15

3 years	–5.66	–9.44	–7.49	–9.90	–7.85	–7.85	–6.48	–9.53	–6.06
Annual average	–1.92	–3.25	–2.56	–3.42	–2.69	–2.69	–2.21	–3.28	–2.06

1 year	–7.15	–10.92	–7.76	–12.12	–7.78	–8.65	–7.35	–10.34	–6.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 7/31/99 to 7/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,010 and $11,800, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,978 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $12,198.

Comparative index returns For periods ended 7/31/09

		Lipper High Yield Municipal Debt Funds
	Barclays Capital Municipal Bond Index	category average*

Annual average (life of fund)	7.10%	5.69%

10 years	65.05	25.33
Annual average	5.14	2.24

5 years	22.90	2.30
Annual average	4.21	0.37

3 years	12.70	–10.92
Annual average	4.06	–3.93

1 year	5.11	–9.24

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/09, there were 110, 89, 78, 58, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.643091		$0.579548	$0.564029	$0.614580		$0.666303

Capital gains [2]	—		—	—	—		—

Total	$0.643091		$0.579548	$0.564029	$0.614580		$0.666303

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/08	$11.93	$12.43	$11.94	$11.93	$11.92	$12.32	$11.93

7/31/09	10.39	10.82	10.40	10.40	10.39	10.74	10.40

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	6.09%	5.84%	5.46%	5.32%	5.81%	5.62%	6.31%

Taxable equivalent [4]	9.37	8.98	8.40	8.18	8.94	8.65	9.71

Current 30-day SEC yield [5,6]
(with expense limitation)	N/A	5.77	5.39	5.23	N/A	5.55	6.28

Taxable equivalent [4]	N/A	8.88	8.29	8.05	N/A	8.54	9.66

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal and state combined tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average	5.61%	5.43%	5.20%	5.20%	4.77%	4.77%	5.38%	5.24%	5.26%
(life of fund)

10 years	25.50	20.47	18.25	18.25	16.09	16.09	21.89	17.85	19.89
Annual average	2.30	1.88	1.69	1.69	1.50	1.50	2.00	1.66	1.83

5 years	6.89	2.56	3.56	1.90	2.80	2.80	5.37	1.94	5.01
Annual average	1.34	0.51	0.70	0.38	0.55	0.55	1.05	0.39	0.98

3 years	–6.57	–10.27	–8.26	–10.65	–8.70	–8.70	–7.34	–10.34	–7.00
Annual average	–2.24	–3.55	–2.83	–3.68	–2.99	–2.99	–2.51	–3.57	–2.39

1 year	–9.37	–12.99	–9.93	–14.18	–10.06	–10.91	–9.63	–12.53	–9.11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended 7/31/08*	0.82%	1.45%	1.60%	1.10%	0.60%

Your fund’s total annual operating expenses for the fiscal year	0.83%	1.46%	1.61%	1.11%	0.61%
ended 7/31/08

Your fund’s annualized expense ratio for the six-month period	0.82%	1.45%	1.60%	1.10%	0.60%
ended 7/31/09†

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/09.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2009, to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.34	$7.66	$8.46	$5.82	$3.18

Ending value (after expenses)	$1,135.80	$1,130.90	$1,131.50	$1,134.10	$1,137.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2009, use the following calculation method. To find the value of your investment on February 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.11	$7.25	$8.00	$5.51	$3.01

Ending value (after expenses)	$1,020.73	$1,017.60	$1,016.86	$1,019.34	$1,021.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	46th

Three-year period	40th

Five-year period	33rd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 108, 84 and 77 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company (“PFTC”) entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years informa tion regarding fees charged by Putnam Management and its affiliates to insti tutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differ ences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substan tial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differ ences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family  fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Tax-Free High Yield Fund	0.492%	0.500%	(0.008)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2009, Putnam employees had $371,000,000 and the Trustees had $33,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2009

The fund’s portfolio 7/31/09

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificates of Participation	GNMA Coll. Government National Mortgage Association Collateralized
FGIC Financial Guaranty Insurance Company	LOC Letter of Credit
FHA Insd. Federal Housing Administration Insured	NATL National Public Finance Guarantee Corp.
FNMA Coll. Federal National Mortgage Association Collateralized	Radian Insd. Radian Group Insured
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%)*	Rating**	Principal amount	Value
Alabama (1.5%)
Jackson Cnty., Hlth. Care Auth. Rev. Bonds, 5.7s, 5/1/19	BB+	$7,605,000	$7,785,847

Mobile, Special Care Fac. Fin. Auth. VRDN (Infirmary Hlth. Syst.), Ser. A, 0.31s, 2/1/40	VMIG1	2,000,000	2,000,000

Montgomery, Med. Clinic Board Hlth. Care Fac. Rev. Bonds (Jackson Hosp. & Clinic),
5 1/4s, 3/1/36	Baa2	1,955,000	1,521,440

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	750,000	531,608
6s, 8/1/25	B/P	1,700,000	1,333,327

			13,172,222
Arizona (2.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	6,333,334
7 1/4s, 12/1/19	B+/P	500,000	458,805

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB–/P	3,095,000	3,132,109
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB–/P	2,075,000	2,092,575
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB–/P	910,000	882,500

Glendale, Indl. Dev. Auth. Rev. Bonds (John C. Lincoln Hlth.), 5s, 12/1/42	BBB	1,000,000	810,290

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,214,815

Navajo Cnty., Indl. Dev. Rev. Bonds (Stone Container Corp.), 7.2s, 6/1/27 (In default)†	D/P	2,180,000	1,024,578

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	2,500,000	2,418,900
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	1,830,665

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/37	A	1,430,000	1,070,898

			25,269,469
Arkansas (0.3%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds (Ouachita Baptist U.), 6s, 3/1/33	BB/P	2,000,000	1,907,160

Little River Cnty., Rev. Bonds (Georgia-Pacific Corp.), 5.6s, 10/1/26	B2	1,290,000	941,378

			2,848,538
California (8.2%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 5.85s, 10/1/27	BBB–	3,000,000	2,552,520

CA Rev. Bonds (Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	5,000,000	4,755,100

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
Ser. A, ACA, zero %, 12/1/24	B/P	2,000,000	218,720
(Cap. Appn.), Ser. A, ACA, zero %, 12/1/23	B/P	2,000,000	232,180

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	5,157,180
5 1/4s, 2/1/37	Baa2	1,250,000	956,250

CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	5,500,000	5,067,864

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A, 7 1/4s, 10/1/38	BB+	2,025,000	1,776,553
(Irvine LLC–UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	1,847,500

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds (Front Porch Cmntys. & Svcs.),
Ser. A, 5 1/8s, 4/1/37	BBB	3,300,000	2,273,733

CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds (Citrus Garden Apt. Project – D1),
5 1/4s, 7/1/22	A	1,000,000	951,150

Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,790,000	1,276,735
5s, 9/2/30	BB+/P	1,695,000	1,264,046

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
California cont.
Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07–1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB/P	$1,905,000	$1,495,235
(No. 07–I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	360,000	251,244

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	1,500,000	1,168,140
zero %, 1/15/38	Baa3	9,000,000	948,240
zero %, 1/15/37	Baa3	5,000,000	610,700
zero %, 1/15/30	Baa3	6,000,000	1,252,860

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-1, 5s, 6/1/33	BBB	2,200,000	1,467,773
Ser. A, AMBAC, zero %, 6/1/24	A3	23,000,000	8,530,470

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special Assmt. Bonds (No. 03-19)
5s, 9/2/29	BB/P	1,775,000	1,487,450
5s, 9/2/25	BB/P	1,350,000	1,196,627
5s, 9/2/29	BB+/P	705,000	590,790

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB/P	345,000	237,115
Ser. D, 5s, 9/1/26	BBB/P	1,090,000	815,473

Oakley, Pub. Fin. Auth. Rev. Bonds, 5 7/8s, 9/2/24	BB–/P	1,345,000	1,105,348

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds (Ladera Ranch No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	2,875,000	2,413,821

Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	559,965
Ser. 97-01, 5.1s, 9/1/35	BB/P	2,895,000	2,002,472
Ser. 97-01, 5s, 9/1/29	BB/P	1,355,000	957,267

San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac. Dist. Special Tax
(No. 6 Mission Bay South), Ser. A, 5.15s, 8/1/35	BB–/P	1,000,000	761,510

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd. Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,050,210

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt. Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	6,500,000	5,617,234

Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural Gas), Ser. A, 5 1/4s, 11/1/21	A	1,500,000	1,401,195

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	3,780,000	3,344,166

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	6,030,000	4,054,813

			71,649,649
Colorado (2.7%)
CO Edl. & Cultural Fac. Auth. VRDN (National Jewish Federation Bond), Ser. A1, 0.38s, 9/1/33	VMIG1	7,220,000	7,220,000

CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34	BB–/P	750,000	774,038
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	4,810,000	4,816,445
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	4,944,700
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	1,550,000	1,237,908
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,250,000	1,006,374
(Valley View Assn.), 5 1/8s, 5/15/37	BBB	1,000,000	804,630

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	735,121

Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B–	675,000	346,025

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	AA–	12,000,000	1,652,640

			23,537,881
Connecticut (0.8%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	2,000,000	1,581,120

CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	5,000,000	5,015,250

			6,596,370
Delaware (0.1%)
New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/36	BBB+	600,000	438,060

			438,060
District of Columbia (0.2%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	BBB/F	94,730,000	2,140,898

			2,140,898
Florida (4.6%)
Aberdeen, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. 1, 3.518s, 11/1/15	B/P	1,255,000	575,543

Cap. Region Cmnty., Dev. Dist. Special Assmt. Bonds, Ser. A, 7s, 5/1/39	BB–/P	1,000,000	709,240

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Florida cont.
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	$1,500,000	$1,120,784

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,650,000	1,489,934

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B, 5 1/8s, 11/1/09	BB/P	1,165,000	1,039,996

Heritage Harbour Marketplace Cmnty., Dev. Dist. Special Assmt., 5.6s, 5/1/36	BB–/P	2,475,000	1,450,969

Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt., Ser. B, 5s, 11/1/09	BB/P	335,000	327,811

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev. Bonds (Proton Therapy Inst.),
Class A, 6s, 9/1/17	B/P	1,395,000	1,330,607

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	5,250,000	3,148,635

Lakeland, Retirement Cmnty. Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	820,000	630,514

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB+	925,000	603,868
(Shell Pt./Alliance), 5s, 11/15/32	BB+	3,210,000	2,115,710
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB+	2,000,000	1,547,280

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds, Ser. A, 6.8s, 5/1/38	BB–/P	740,000	547,511

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba2	2,000,000	1,732,720

Middle Village Cmnty. Dev. Dist. Special Assmt., Ser. A, 6s, 5/1/35	BB–/P	2,000,000	1,390,260

Myrtle Creek, Impt. Dist. Special Assmt. Bonds, Ser. A, 5.2s, 5/1/37	BB–/P	2,175,000	1,157,557

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB–/P	2,630,000	1,454,706

Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 2.063s, 5/1/36	BB–/P	4,030,000	1,899,541

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB–/F	1,850,000	1,366,373

Six Mile Creek, Cmnty. Dev. Dist. Special Assmt., 5 7/8s, 5/1/38	BB–/P	2,000,000	883,680

South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1, 5 1/8s, 11/1/09 (In default) †	D/P	2,035,000	648,188

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	2,870,000	1,718,183

Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	4,750,000	2,568,943

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port), Ser. A, 5 7/8s,
5/1/38 (In default) †	D/P	1,880,000	659,241

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB–/P	1,300,000	936,546
5.4s, 5/1/37	BB–/P	2,385,000	1,346,905

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special Assmt., 6s, 5/1/36	BB–/P	1,920,000	1,097,741

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	905,000	685,655

Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,000,000	491,380
Ser. B, 5s, 11/1/13	BB–/P	2,945,000	1,474,061

Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 5/8s, 5/1/37	BB–/P	1,940,000	943,829

World Commerce Cmnty. Dev. Dist. Special Assmt., Ser. A-1
6 1/2s, 5/1/36 (In default) †	D/P	1,950,000	741,137
6 1/4s, 5/1/22 (In default) †	D/P	1,665,000	635,564

			40,470,612
Georgia (2.6%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	A	5,000,000	4,899,650

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Georgia-Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	2,898,738

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB–/P	1,800,000	1,359,324
(First Mtge. — Lenbrook), Ser. A, 5 1/8s, 7/1/42	B/P	1,000,000	608,960
(First Mtge. — Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,240,000	1,895,712

Gainesville & Hall Cnty., Devauth Retirement Cmnty. Rev. Bonds (Acts Retirement–Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,230,852

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas)
Ser. A, 5 1/2s, 9/15/21	A2	1,255,000	1,140,004
Ser. B, 5s, 3/15/15	A2	2,000,000	1,900,820

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	4,150,000	3,447,363

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor Green Island), 5 1/4s, 7/1/27	B+/P	3,050,000	2,303,604

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	1,400,000	1,017,618

			22,702,645
Guam (0.1%)
Territory of Guam Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	970,970

			970,970

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Hawaii (0.4%)
Hawaii State Dept. Budget & Fin. Rev. Bonds (Hawaiian Elec. Co. – Subsidiary), 6 1/2s, 7/1/39	Baa1	$3,500,000	$3,547,635

			3,547,635
Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	805,000	782,291

			782,291
Illinois (3.6%)
Chicago, Special Assmt. Bonds (Lake Shore East), 6 3/4s, 12/1/32	BB/P	3,250,000	2,507,863

Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	BB–/P	900,000	569,367

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	3,521,630
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A3	2,150,000	2,320,818
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,250,000	5,116,230
(Monarch Landing, Inc.), Ser. A, 7s, 12/1/27	B/P	2,350,000	1,423,043
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,425,000	1,431,398
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,197,515
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	2,000,000	1,633,440
(Roosevelt U.), 5.4s, 4/1/27	Baa1	1,210,000	1,141,562

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	4,411,448

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12	CCC/P	160,947	135,086
(Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	632,654	507,945
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33 (In default) †	D/P	1,000,000	350,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	6,000,000	5,180,940

			31,448,285
Indiana (0.9%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/32	BBB–/F	2,450,000	1,694,028

IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5s, 10/15/17	Aa3	6,000,000	6,124,920

			7,818,948
Iowa (3.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	13,155,000	15,391,350
Ser. A, 5 1/4s, 7/1/18	BB+	2,500,000	2,115,975
Ser. A, 5 1/4s, 7/1/17	BB+	2,200,000	1,892,066
Ser. A, 5 1/2s, 7/1/25	BB+	3,185,000	2,425,791
Ser. A, 5s, 7/1/20	BB+	1,700,000	1,348,134

IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	240,600

Marion Hlth. Care Fac. Rev. Bonds (First Mtg.), Ser. IA, 8s, 1/1/29	B+/P	45,000	36,460

Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	9,000,000	6,179,130
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	1,876,380

			31,505,886
Kansas (0.6%)
KS State Dev. Fin. Auth. VRDN (Sisters of Charity), Ser. C, 0.38s, 12/1/19	VMIG1	1,140,000	1,140,000

Lenexa, Hlth. Care Fac. Rev. Bonds
5 1/2s, 5/15/39	BBB–	3,500,000	2,123,205
5 3/8s, 5/15/27	BBB–	3,400,000	2,275,994

			5,539,199
Kentucky (1.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.), Ser. IA, 8s, 1/1/29	B+/P	260,000	210,660

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	Baa1	1,365,000	1,376,384

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	3,433,400

Louisville/Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	783,060

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	2,000,000	2,036,500

Shelby Cnty., Lease Rev. VRDN, Ser. A, 0.33s, 9/1/34	VMIG1	2,660,000	2,660,000

			10,500,004
Louisiana (2.1%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambeth House), Ser. A, 6.2s, 1/1/28	AAA/P	3,000,000	2,401,020

LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James Place), Ser. A, 7s,
11/1/20 (Prerefunded)	AAA/P	8,828,000	9,133,271

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B, 5 7/8s, 5/15/39	BBB	5,350,000	4,241,213

W. Feliciana Parish, Poll. Control Rev. Bonds (Entergy Gulf States), Ser. B, 6.6s, 9/1/28	BBB	2,170,000	2,170,022

			17,945,526

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.), 6 7/8s, 10/1/26	B2	$5,500,000	$2,873,695

			2,873,695
Maryland (1.4%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	Baa1	1,700,000	1,864,458

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (WA Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	4,282,572

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB–/P	600,000	461,880

Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	3,643,056
6s, 5/1/24	BB/P	2,000,000	1,611,180

			11,863,146
Massachusetts (6.3%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	1,840,000	1,880,774
(Lasell College), 6 3/4s, 7/1/31	BB+/P	210,000	207,226
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s, 11/15/42	BB/P	3,690,000	2,277,284
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	1,645,000	1,049,855
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	1,432,720
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	1,000,000	671,430
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	1,654,260
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,300,000	1,120,054

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	1,631,571

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	7,115,000	8,545,897
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	6,035,000	4,661,917
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	9,767,258
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38	BB–/P	5,000,000	3,696,500
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,316,840
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	5,685,000	5,589,435
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	2,362,179
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	962,290
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	694,910
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,014,898

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge. Stone Institute & Newton Home), 7.9s, 1/1/24	BB–/P	750,000	694,238

			55,231,536
Michigan (2.7%)
Advanced Tech. Academy Pub. School Rev. Bonds, 6s, 11/1/28	BBB–	1,750,000	1,348,305

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds (Glacier Hills, Inc.), State & Local Govt. Coll.,
8 3/8s, 1/15/19 (Prerefunded) ##	AAA	2,086,000	2,623,854

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	2,880,000	2,520,144

Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds, 5 3/4s, 6/1/16	BBB	4,000,000	3,756,320

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,210,000	1,866,522

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp.), Ser. A
5 3/4s, 9/1/17	Ba1	1,595,000	1,255,967
5 5/8s, 9/1/10	Ba1	335,000	326,967

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	3,680,000	3,641,250

MI State Strategic Fund Solid Waste Disp. Rev. Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	4,046,350

MI State Strategic Fund, Ltd. VRDN (Detroit Symphony), Ser. A, 0.39s, 6/1/31	A+	600,000	600,000

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	425,000	299,200

U. of MI VRDN (Hosp.), Ser. A, 0.2s, 12/1/37	VMIG1	1,100,000	1,100,000

			23,384,879
Minnesota (1.8%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,283,768

Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	680,740
5 3/8s, 10/1/26	B/P	250,000	189,298

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes)
6 1/8s, 10/1/39	BB/P	1,375,000	1,140,287
6s, 10/1/27	BB/P	1,250,000	1,091,213

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,285,575

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	$800,000	$656,512

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	Baa1	5,035,000	4,285,841

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	Ba1	1,250,000	926,500

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds (Healtheast), 5 1/2s, 11/15/27	Ba1	4,250,000	3,168,928

			15,708,662
Mississippi (0.8%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,000,000	1,865,320

Warren Cnty., Gulf Opportunity Zone (Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	5,033,718

			6,899,038
Missouri (0.4%)
Carthage, Hosp. Rev. Bonds, 5 7/8s, 4/1/30	B–/P	1,100,000	789,470

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtg. Bishop Spencer), Ser. A,
6 1/4s, 1/1/24	BB–/P	2,000,000	1,577,980

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington U. (The)), Ser. B, 0.38s, 9/1/30	VMIG1	400,000	400,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single Fam. Home Ownership Loan), Ser. A-1,
GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	685,000	712,832

			3,480,282
Montana (0.2%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	617,948

MT Fac. Fin. Auth. VRDN (Sisters of Charity), Ser. A, 0.38s, 12/1/25	VMIG1	760,000	760,000

MT State Board Inv. Exempt Fac. Rev. Bonds (Stillwater Mining Project), 8s, 7/1/20	B–	750,000	577,028

			1,954,976
Nebraska (1.0%)
Central Plains, Energy Project Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	BBB	1,500,000	1,452,135

Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	123,433	23,452
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	1,582,934	23,744

NE Edl. Fin. Auth. VRDN (Creighton U.), 0.33s, 7/1/35	VMIG1	6,835,000	6,835,000

			8,334,331
Nevada (1.5%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	955,000	768,087
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	180,127
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	203,527
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	710,160
(Summerlin No. 151), 5s, 8/1/18	BB/P	1,115,000	711,415
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,315,000	865,809

Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30	BB+	2,500,000	2,238,275

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	490,000	221,201
(No. T-16), 5.1s, 3/1/21	BB/P	1,215,000	548,645
(No. T-17), 5s, 9/1/25	BB/P	805,000	510,853
(No. T-16), 5s, 3/1/20	BB/P	975,000	440,320
(No. T-18), 5s, 9/1/16	BB–/P	375,000	171,450
(No. T-18), 5s, 9/1/15	BB–/P	2,295,000	1,051,707
(No. T-18), 5s, 9/1/14	BB–/P	2,330,000	1,071,241
(No. T-16), 4.8s, 3/1/15	BB/P	1,745,000	789,298

Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	970,000	694,006
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	142,274
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,450,000	1,089,617

Reno, Sales Tax VRDN, 0.37s, 6/1/42	VMIG1	695,000	695,000

			13,103,012
New Hampshire (0.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	6,000,000	4,714,500

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	2,400,000	2,197,392

NH State Bus. Fin. Auth. Poll. Control & Solid Waste Rev. Bonds (Crown Paper Co.),
7 3/4s, 1/1/22 (In default) †	D	8,275,222	828

			6,912,720

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
New Jersey (4.0%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	$5,500,000	$3,724,380

NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	4,000,000	3,892,520
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	377,355
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	2,294,370
(First Mtge. Presbyterian Home), Ser. A, 6 1/4s, 11/1/20	BB/P	500,000	428,550
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB/F	1,750,000	1,321,740
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	604,208
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	10,000,000	8,453,600

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	2,524,739

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	5,098,500
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	4,500,000	3,742,605

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A, 5s, 6/1/29	BBB	3,100,000	2,024,982

			34,487,549
New Mexico (1.5%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20	Baa3	5,500,000	5,503,300
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	5,629,181
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,020,673

			13,153,154
New York (4.8%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable Leadership), Ser. A, 5 3/4s, 7/1/26	B3	2,000,000	1,420,400

Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	523,144

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/39	B+/P	1,250,000	863,525

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AAA	1,000,000	1,083,320
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	Ba2	1,435,000	1,209,504
(Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28	BB+	3,250,000	2,272,953

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Ba2	605,000	507,359
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	BB/P	3,500,000	2,174,515

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	4,500,000	4,344,390
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B–	11,165,000	9,511,240
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,325,000	1,260,359
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	2,240,236
(Jetblue Airways Corp.), 5s, 5/15/20	B–	675,000	479,135

NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	1,700,000	1,343,153

NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	1,800,000	1,799,694

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,198,770

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp. Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	B+	1,660,000	1,492,871

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Peconic Landings), Ser. A, 8s, 10/1/20	BB–/P	3,815,000	3,881,000

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	3,575,000	3,185,718
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	990,000	755,271

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	500,000	395,490

			41,942,047
North Carolina (1.0%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith College), 6s, 6/1/31	BBB	1,000,000	985,550

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	400,000	350,836
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	4,250,000	3,652,194

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	1,872,125
(First Mtge. United Methodist), Ser. C, 5 1/2s, 10/1/32	BB+/P	2,000,000	1,607,940
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	200,000	170,602

			8,639,247

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Ohio (3.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 5 7/8s, 6/1/30	BBB	$5,000,000	$3,487,400
Ser. A-2, 5 3/4s, 6/1/34	BBB	24,800,000	15,902,008
Ser. A-2, 5 1/8s, 6/1/24	BBB	855,000	701,639
Ser. A-3, zero %, stepped coupon (6.25%, 12/1/12) 6/1/37 ††	BBB	13,800,000	6,622,482

Hickory Chase, Cmnty. Auth. Infrastructure Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	1,695,000	1,018,814

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,428,899

OH State Env. Impt. Rev. Bonds (USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	681,390

OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds (Bay Shore Power Co.),
Ser. A, 5 7/8s, 9/1/20	BB+/P	1,100,000	940,434

			30,783,066
Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	7,500,000	7,001,250

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,000

			7,003,250
Pennsylvania (6.3%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15 (Prerefunded)	AAA	5,545,000	6,070,444
(Hlth. Syst.–West PA), Ser. A, 5 3/8s, 11/15/40	BB	15,615,000	9,334,647

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (Env. Impt.), 5 1/2s, 11/1/16	BB	4,055,000	3,703,756

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 6 1/8s, 1/1/25	BB/P	3,840,000	3,146,765

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek Partners), 6.65s, 5/1/10	BBB–	2,275,000	2,275,842

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded)	AAA/P	1,700,000	2,032,350
7 1/4s, 7/1/24 (Prerefunded)	AAA/P	1,725,000	2,043,884

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,373,861

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	2,702,460
6 3/8s, 7/1/30	BB–/P	1,375,000	1,251,869

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View Retirement), Ser. A, 5 1/8s, 12/15/20	BB/P	1,000,000	856,040

Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	2,400,000	1,483,032

New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BBB	2,830,000	2,830,509

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,056,920
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36	Ba3	1,890,000	1,773,765

PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6 1/2s, 1/1/13	B–	3,000,000	2,122,980

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	883,580
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,341,945

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	5,515,765	1,655

Philadelphia, Hosp. & Higher Edl. Fac. Auth. Hosp. Rev. Bonds (Graduate Hlth. Syst.),
Ser. B, 6 1/4s, 7/1/13 (In default) †	D/P	535,300	161

Philadelphia, Hosp. & Higher Edl. Fac. Auth. VRDN (Children’s Hosp.), Ser. B, 0.3s, 7/1/25	VMIG1	385,000	385,000

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	2,675,000	2,274,312

Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (First Mtge. AHF/Central),
7 3/4s, 1/1/29	B/P	1,245,000	1,064,525

West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	1,781,920

			54,792,222
Puerto Rico (3.8%)
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/44	Baa3	14,500,000	13,907,385

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds (Cogen. Fac.–AES),
6 5/8s, 6/1/26	Baa3	7,400,000	7,426,862

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.), Ser. P, 6 3/4s, 7/1/36	Baa3	5,000,000	5,057,100

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A, zero %, 8/1/31	A+	31,000,000	6,881,070

			33,272,417

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A
6 1/4s, 6/1/42	BBB	$1,310,000	$958,029
6 1/8s, 6/1/32	BBB	1,465,000	1,198,414

			2,156,443
South Carolina (0.3%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	397,205

Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds (Unrefunded Balance 2004), Ser. A, FGIC,
6 1/2s, 1/1/16	Baa1	2,410,000	2,625,189

			3,022,394
South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,615,000	3,169,017

			3,169,017
Tennessee (1.2%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN (Catholic Hlth. Initiatives), Ser. C, 0.3s, 5/1/39	VMIG1	800,000	800,000

Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33
(Prerefunded)	BBB+/F	4,000,000	4,644,040

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First Mtge. Mountain States Hlth.), Ser. A
7 1/2s, 7/1/25 (Prerefunded)	Baa1	3,000,000	3,430,800
5 1/2s, 7/1/36	Baa1	1,900,000	1,518,138

			10,392,978
Texas (7.5%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	2,500,000	1,890,050
5.9s, 11/15/25	B+/P	6,850,000	4,946,454

Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 4.85s, 4/1/21	Baa2	4,000,000	3,401,760

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds (American Opty-Waterford), Ser. A1, 7s, 12/1/36	Baa3	4,500,000	3,533,580

Brazoria Cnty., Brazos River Harbor Naval Dist. Env. FRN (Dow Chemical Co.),
Ser. A-4, 5.95s, 5/15/33	BBB–	1,150,000	987,333

Brazos River, Auth. Poll. Control Rev. Bonds (TXU Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Caa2	3,000,000	1,504,680
5s, 3/1/41	Caa2	1,000,000	451,670

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	1,850,000	1,613,034

Cedar Hill, Indpt. School Dist. G.O. Bonds (School Impt.), FGIC, zero %, 8/15/31	AA–	6,045,000	1,675,734

Crawford Ed. Fac. Rev. Bonds (U. St. Thomas), 5 3/8s, 10/1/27	BBB+	3,985,000	3,461,131

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev. Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35	CCC+	2,515,000	1,032,760

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	388,005
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	2,505,000	1,888,494
(Special Fac. — Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	8,400,000	6,757,464
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	4,985,000	3,153,312

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,468,712
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	A	3,000,000	2,229,720

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied Waste N.A. Inc.),
Ser. A, 5.2s, 4/1/18	BBB	6,650,000	6,209,104

North TX, Thruway Auth. Rev. Bonds (Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,198,467

North TX, Thruway Auth., zero %, stepped-coupon (6.50%,1/1/15), 1/1/43 ††	A2	5,300,000	3,663,942

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	6,300,000	6,364,196

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds
(Northwest Sr. Hsg. Edgemere), Ser. A, 5 3/4s, 11/15/16	BB–/P	775,000	741,629

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	3,983,643

			65,544,874
Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BBB	1,000,000	1,009,200
7.45s, 7/1/17	B+/P	600,000	615,246

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	3,000,000	2,869,710

			4,494,156

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value
Virginia (2.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	$1,100,000	$759,253

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care Fac. Rev. Bonds (Lucy Corr Village),
Ser. A, 6 1/4s, 12/1/38	BB–/P	2,000,000	1,519,820

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	3,860,000	3,583,547
6 1/2s, 6/1/22	BB+/P	3,000,000	2,854,560

Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15 (In default) †	D	2,000,000	939,980

James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	1,874,000

Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+/P	1,460,000	1,029,884

Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes), Ser. A, 7 3/8s, 12/1/32 (Prerefunded)	AAA	4,000,000	4,915,680

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	5,100,000	5,461,385

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB/P	2,000,000	1,392,360
5.2s, 1/1/27	BB/P	1,300,000	971,932

			25,302,401
Washington (2.3%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	5,103,313
6 1/2s, 6/1/26	BBB	9,505,000	9,362,710

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	3,000,000	2,970,060
Ser. C, Radian Insd., 5 3/8s, 8/15/28	Baa2	1,500,000	1,254,060

WA State Hsg. Fin. Comm. VRDN (Local 82 – JATC Edl. Dev. Trust), 0.4s, 11/1/25	AA+	1,200,000	1,200,000

			19,890,143
West Virginia (0.8%)
Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa2	2,000,000	1,719,780

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	BB–	4,525,000	3,349,224

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	1,955,569

			7,024,573
Wisconsin (2.4%)
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	AAA	2,280,000	2,614,932
6 3/8s, 6/1/32 (Prerefunded)	AAA	13,250,000	15,008,407

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,086,280

			20,709,619
Total municipal bonds and notes (cost $990,827,928)			$854,410,915

PREFERRED STOCKS (1.2%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.		6,000,000	$4,800,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-2, 4.90% cum. pfd.		2,000,000	1,420,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.		6,000,000	3,840,000

Total preferred stocks (cost $14,000,000)			$10,060,000

COMMON STOCKS (0.0%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	$5,582

Total common stocks (cost $8,077,612)			$5,582

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	CAD 0.00001	23,892	$1,772

Total warrants (cost $979,144)				$1,772

TOTAL INVESTMENTS

Total investments (cost $1,013,884,684)				$864,478,269

* Percentages indicated are based on net assets of $872,894,981.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at July 31, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at July 31, 2009 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at July 31, 2009.

At July 31, 2009, liquid assets totaling $86,000 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at July 31, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at July 31, 2009 (as a percentage of net assets):

Health care	36.5%
Utilities	11.3

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/09

		Upfront	Termi-
Swap	Notional	premium	nation	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount	received (paid)	date	by fund per annum	or paid by fund	depreciation

Citibank, N.A.	$20,000,000	—	9/14/09	—	3.69% minus Municipal	$(86,000)
					Market Data Index AAA
					municipal yields 15 Year
					rate

Total						$(86,000)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of July 31, 2009:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	5,582	—	—

Total Common stocks	5,582	—	—

Municipal bonds and notes	—	854,410,915	—

Preferred stocks	—	10,060,000	—

Warrants	1,772	—	—

Totals by level	$7,354	$864,470,915	$—
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(86,000)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,013,884,684)	$864,478,269

Cash	509,135

Interest and other receivables	12,369,631

Receivable for shares of the fund sold	504,949

Receivable for investments sold	2,344,287

Total assets	880,206,271

LIABILITIES

Distributions payable to shareholders	1,727,118

Payable for investments purchased	2,937,210

Payable for shares of the fund repurchased	1,151,565

Payable for compensation of Manager (Note 2)	724,097

Payable for investor servicing fees (Note 2)	41,661

Payable for custodian fees (Note 2)	6,998

Payable for Trustee compensation and expenses (Note 2)	262,103

Payable for administrative services (Note 2)	2,639

Payable for distribution fees (Note 2)	195,740

Unrealized depreciation on swap contracts (Note 1)	86,000

Other accrued expenses	176,159

Total liabilities	7,311,290

Net assets	$872,894,981

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,228,698,561

Undistributed net investment income (Note 1)	2,606,861

Accumulated net realized loss on investments (Note 1)	(208,918,026)

Net unrealized depreciation of investments	(149,492,415)

Total — Representing net assets applicable to capital
shares outstanding	$872,894,981

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($806,921,115 divided by 77,695,176 shares)	$10.39

Offering price per class A share (100/96.00 of $10.39)*	$10.82

Net asset value and offering price per class B share
($32,842,501 divided by 3,157,464 shares)**	$10.40

Net asset value and offering price per class C share
($21,010,414 divided by 2,020,775 shares)**	$10.40

Net asset value and redemption price per class M share
($7,780,599 divided by 749,148 shares)	$10.39

Offering price per class M share (100/96.75 of $10.39)***	$10.74

Net asset value, offering price and redemption price
per class Y share ($4,340,352 divided by 417,267 shares)	$10.40

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/09

INTEREST INCOME	$64,307,517

EXPENSES

Compensation of Manager (Note 2)	$4,503,072

Investor servicing fees (Note 2)	632,661

Custodian fees (Note 2)	12,542

Trustee compensation and expenses (Note 2)	62,448

Administrative services (Note 2)	40,467

Distribution fees — Class A (Note 2)	1,833,174

Distribution fees — Class B (Note 2)	363,828

Distribution fees — Class C (Note 2)	177,523

Distribution fees — Class M (Note 2)	40,090

Other	422,395

Fees waived and reimbursed by Manager (Note 2)	(168,889)

Total expenses	7,919,311

Expense reduction (Note 2)	(39,565)

Net expenses	7,879,746

Net investment income	56,427,771

Net realized loss on investments (Notes 1 and 3)	(40,435,362)

Net realized loss on swap contracts (Note 1)	(3,803,718)

Net realized loss on futures contracts (Note 1)	(7,395,966)

Net unrealized depreciation of investments, futures
contracts and swap contracts during the year	(101,208,929)

Net loss on investments	(152,843,975)

Net decrease in net assets resulting from operations	(96,416,204)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$56,427,771	$63,236,795

Net realized loss on investments	(51,635,046)	(4,834,727)

Net unrealized depreciation of investments	(101,208,929)	(91,394,164)

Net decrease in net assets resulting
from operations	(96,416,204)	(32,992,096)

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(521,004)	(230,106)

Class B	(27,894)	(17,434)

Class C	(10,900)	(3,715)

Class M	(4,962)	(1,925)

Class Y	(232)	—

From tax-exempt net investment income

Class A	(51,731,735)	(56,881,782)

Class B	(2,391,207)	(3,568,730)

Class C	(967,552)	(799,312)

Class M	(476,965)	(463,958)

Class Y	(45,077)	(2,127)

Redemption fees (Note 1)	9,909	1,537

Decrease from capital share transactions
(Note 4)	(117,437,226)	(112,271,851)

Total decrease in net assets	(270,021,049)	(207,231,499)

NET ASSETS

Beginning of year	1,142,916,030	1,350,147,529

End of year (including undistributed
net investment income of $2,606,861
and $5,176,455, respectively)	$872,894,981	$1,142,916,030

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,a]	net assets (%) [a]	turnover (%)

Class A
July 31, 2009	$11.93	.62	(1.52)	(.90)	(.64)	(.64)	— d	$10.39	(7.15)	$806,921.83		6.31	16.01
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	— d	11.93	(2.57)	1,049,449.82		5.14	46.26
July 31, 2007	12.95	.62	(.07)	.55	(.62)	(.62)	—	12.88	4.26	1,216,301.82		4.72	10.25
July 31, 2006	13.02	.62	(.09)	.53	(.60)	(.60)	— d	12.95	4.21	1,293,442.82		4.73	16.97
July 31, 2005	12.46	.60	.57	1.17	(.61)	(.61)	— d	13.02	9.59	1,375,968.85		4.77	21.33

Class B
July 31, 2009	$11.94	.56	(1.52)	(.96)	(.58)	(.58)	— d	$10.40	(7.76)	$32,843	1.46	5.65	16.01
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	— d	11.94	(3.25)	64,075	1.45	4.49	46.26
July 31, 2007	12.97	.54	(.07)	.47	(.54)	(.54)	—	12.90	3.67	103,765	1.45	4.09	10.25
July 31, 2006	13.04	.53	(.08)	.45	(.52)	(.52)	— d	12.97	3.60	169,789	1.45	4.09	16.97
July 31, 2005	12.48	.52	.57	1.09	(.53)	(.53)	— d	13.04	8.82	242,213	1.49	4.15	21.33

Class C
July 31, 2009	$11.93	.54	(1.51)	(.97)	(.56)	(.56)	— d	$10.40	(7.78)	$21,010	1.61	5.56	16.01
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	— d	11.93	(3.27)	19,022	1.60	4.36	46.26
July 31, 2007	12.96	.52	(.08)	.44	(.52)	(.52)	—	12.88	3.35	19,265	1.60	3.95	10.25
July 31, 2006	13.02	.51	(.07)	.44	(.50)	(.50)	— d	12.96	3.44	21,381	1.60	3.95	16.97
July 31, 2005	12.47	.50	.56	1.06	(.51)	(.51)	— d	13.02	8.64	23,054	1.64	3.97	21.33

Class M
July 31, 2009	$11.92	.59	(1.51)	(.92)	(.61)	(.61)	— d	$10.39	(7.35)	$7,781	1.11	6.02	16.01
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	— d	11.92	(2.89)	10,204	1.10	4.85	46.26
July 31, 2007	12.95	.58	(.07)	.51	(.58)	(.58)	—	12.88	4.01	10,816	1.10	4.44	10.25
July 31, 2006	13.01	.58	(.07)	.51	(.57)	(.57)	— d	12.95	3.97	11,521	1.10	4.45	16.97
July 31, 2005	12.46	.56	.56	1.12	(.57)	(.57)	— d	13.01	9.17	12,567	1.14	4.47	21.33

Class Y
July 31, 2009	$11.93	.64	(1.50)	(.86)	(.67)	(.67)	— d	$10.40	(6.88)	$4,340.61		6.57	16.01
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	— d	11.93	(1.41) *	167	.35 *	3.21 *	46.26

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage

of average

net assets
July 31, 2009	0.02%

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.02

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 7/31/09

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”) , a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, September 11, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Certain securities may be valued based on a price provided by a single source. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the coun-terparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counter-parties to elect early termination could impact the fund’s future derivative activity. At July 31, 2009, the fund had net unrealized losses of $86,000 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totalled $203,766.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $172,316,983 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration
$1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

4,270,473	July 31, 2016

17,411,277	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009 $37,177,511 of losses recognized during the period November 1, 2008 to July 31, 2009.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, straddle loss deferrals and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2009, the fund reclassified $2,819,837 to decrease undistributed net investment income and $1,782,130 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $4,601,967.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2009 were as follows:

Unrealized appreciation	$20,638,406
Unrealized depreciation	(169,852,229)

Net unrealized depreciation	(149,213,823)
Undistributed tax-exempt income	5,979,512
Undistributed ordinary income	112,131
Capital loss carryforward	(172,316,983)
Post-October loss	(37,177,511)

Cost for federal income tax purposes	$1,013,692,092

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2009, Putnam Management waived $168,889 of its management fee from the fund.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.50% of the fund’s average net assets.

Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended July 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2009, the fund’s expenses were reduced by $39,565 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $723, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,432 and $864 from the sale of class A and class M shares, respectively, and received $32,524 and $2,672 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,650 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $139,073,219 and $295,312,491, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	5,967,236	$60,913,928	5,095,466	$63,444,358

Shares issued in	3,289,454	33,141,995	3,011,862	37,194,500
connection with
reinvestment of
distributions

	9,256,690	94,055,923	8,107,328	100,638,858

Shares	(19,562,612)	(196,726,799)	(14,565,986)	(180,858,321)
repurchased

Net decrease	(10,305,922)	$(102,670,876)	(6,458,658)	$(80,219,463)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	200,129	$2,007,978	169,971	$2,107,152

Shares issued in	131,211	1,325,397	158,741	1,967,375
connection with
reinvestment of
distributions

	331,340	3,333,375	328,712	4,074,527

Shares	(2,538,180)	(25,635,053)	(3,010,416)	(37,643,443)
repurchased

Net decrease	(2,206,840)	$(22,301,678)	(2,681,704)	$(33,568,916)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	795,795	$8,059,770	426,661	$5,261,836

Shares issued in	51,935	523,196	36,754	453,708
connection with
reinvestment of
distributions

	847,730	8,582,966	463,415	5,715,544

Shares	(420,916)	(4,167,284)	(364,775)	(4,524,452)
repurchased

Net increase	426,814	$4,415,682	98,640	$1,191,092

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	48,251	$490,925	153,690	$1,888,042

Shares issued in	36,135	364,080	27,845	343,348
connection with
reinvestment of
distributions

	84,386	855,005	181,535	2,231,390

Shares	(190,957)	(1,861,739)	(165,908)	(2,077,700)
repurchased

Net increase	(106,571)	$(1,006,734)	15,627	$153,690
(decrease)

			For the period 1/2/08
			(commencement of operations)
	Year ended 7/31/09		to 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	425,074	$4,348,236	13,817	$169,839

Shares issued in	4,146	41,866	177	2,133
connection with
reinvestment of
distributions

	429,220	4,390,102	13,994	171,972

Shares	(25,929)	(263,722)	(18)	(226)
repurchased

Net increase	403,291	$4,126,380	13,976	$ 171,746

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of July 31, 2009:

	Liability derivatives

Derivatives not accounted for	Statement of assets
as hedging instruments under	and liabilities	Market
Statement 133	location	value

Interest rate contracts	Payables	$86,000

Total		$86,000

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended July 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized
in Income

Derivatives not accounted
for as hedging instruments
under Statement 133	Futures	Swaps	Total

Interest rate contracts	$(7,395,966)	$(3,803,718)	$(11,199,684)

Total	$(7,395,966)	$(3,803,718)	$(11,199,684)

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under Statement 133	Futures	Swaps	Total

Interest rate contracts	$363,312	$552,342	$915,654

Total	$363,312	$ 552,342	$915,654

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund has designated 99.01% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*

Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and
	Executive Vice President, Principal	Assistant Treasurer
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Jonathan S. Horwitz	and Assistant Clerk
Senior Vice President and Treasurer
Custodian		Nancy E. Florek
State Street Bank and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
	Vice President and	Treasurer and Proxy Manager
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN042 257727 9/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2009	$111,352	$--	$7,346	$1,780*
July 31, 2008	$105,371	$--	$9,140	$386*

* Includes fees of $1,780 and $386 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2009 and July 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2009 and July 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 530,010 and $ 87,765 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2009	$ -	$ 485,847	$ -	$ -
July 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 29, 2009